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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 25, 2001




                           NOBLE DRILLING CORPORATION
             (Exact name of Registrant as specified in its charter)




  DELAWARE                          0-13857                   73-0374541
  (State of                       (Commission               (I.R.S. employer
incorporation)                    file number)            identification number)




       13135 SOUTH DAIRY ASHFORD, SUITE 800
                SUGAR LAND, TEXAS                        77478
     (Address of principal executive offices)          (Zip code)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (281) 276-6100


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                                                                        FORM 8-K
ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits

             Exhibit 99.1 Noble Drilling Corporation press release, dated October 25, 2001, announcing financial results for the quarter ended September 30, 2001.




ITEM 9.  REGULATION FD DISCLOSURE.

         The Registrant hereby incorporates by reference into this Item 9 the information set forth in its press release, dated October 25, 2001, a copy of which is furnished herewith as Exhibit 99.1 and shall not be deemed to be filed.


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                                                                        FORM 8-K

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        NOBLE DRILLING CORPORATION



Date:  October 25, 2001                 By: /s/ MARK A. JACKSON
                                           -------------------------------------
                                            MARK A. JACKSON,
                                            Senior Vice President and Chief
                                            Financial Officer (Principal
                                            Financial and Accounting Officer)


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                                                                        FORM 8-K

                                INDEX TO EXHIBITS


Exhibit No.         Description
-----------         ------------

Exhibit 99.1 Noble Drilling Corporation press release, dated October 25, 2001, announcing financial results for the quarter ended September 30, 2001.


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